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                                  EXHIBIT 10.61

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                           FEDERAL EXPRESS CORPORATION
                            1993 STOCK INCENTIVE PLAN


1.   Purpose of Plan

     The purpose of the Federal Express Corporation 1993 Stock Incentive Plan (the "Plan") is to aid Federal Express Corporation (the "Company") and its subsidiaries in securing and retaining key employees and directors of outstanding ability and to provide additional motivation to such employees and directors to exert their best efforts on behalf of the Company and its subsidiaries. The Company expects that it will benefit from the added interest which such employees and directors will have in the welfare of the Company as a result of their ownership or increased ownership of the Company's Common Stock.

2.   Stock Subject to the Plan

     The total number of shares of Common Stock of the Company that may be optioned under the Plan is 1,500,000 shares, which may consist, in whole or in part, of unissued shares or treasury shares. Any shares optioned hereunder that are canceled or cease to be subject to the option may again be optioned under the Plan.

3.   Administration

     The Compensation Committee of the Board of Directors (the "Committee") shall administer the Plan. Except as otherwise provided herein with respect to the participation in the automatic grant of options to directors, no member of the Committee shall be eligible to participate in the Plan while serving on the Committee nor shall he or she have been at any time within one year prior to his or her appointment eligible for selection as a person to whom shares might have been optioned pursuant to the Plan or to whom stock options, stock appreciation rights, or stock of the Company or any of its affiliates may have been granted pursuant to any other plan of the Company or its affiliates. The Committee shall have the authority, consistent with the Plan, to determine the provisions of the options to be granted, to interpret the Plan and the options granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and generally to administer the Plan and to make all determinations in connection therewith which may be necessary or advisable, and all such actions of the Committee shall be binding upon all participants. Committee decisions and selections shall be made by a majority of its members present at the meeting at which a quorum is present, and shall be final. Any decision or selection reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

4.   Eligibility

     Key employees, including officers, of the Company and its subsidiaries (but excluding members of the Committee except as provided in paragraph 7), who are from time to time responsible for the management, growth and protection of the business of the Company and its subsidiaries are eligible to be granted options under the Plan. The employees who shall receive options under the Plan shall be selected from time to time by the Committee in its sole discretion, from among those eligible, and the Committee shall determine, in its sole discretion, the number of shares to be covered by the option or options granted to each such employee selected.

5.   Limitations

     No option may be granted under the Plan after June 1, 2003, but options theretofore granted may extend beyond that date.

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6.   Terms and Conditions of Stock Options

     All options granted under this Plan shall be subject to all the applicable provisions of the Plan, including the following terms and conditions, and to such other terms and conditions not inconsistent therewith as the Committee shall determine.

          (a) The option price per share for options granted to employees shall be determined by the Committee, but shall not be less than 100% of the fair market value at the time the option is granted. The fair market value shall, for all purposes of the Plan, be the mean between the high and low prices at which shares of such stock are traded on the New York Stock Exchange on the day on which the option is granted. In the event that the method for determining the fair market value of the shares provided for in this paragraph (a) shall not be practicable, then the fair market value per share shall be determined by such other reasonable method as the Committee shall, in its discretion, select and apply at the time of grant of the option concerned.

          (b) Each option shall be exercisable during and over such period ending not later than ten years from the date it was granted, as may be determined by the Committee and stated in the option.

          (c) No option shall be exercisable during the year ending on the first anniversary date of the granting of the option, except as provided in paragraphs 6(e), 6(f), 6(g) and 13 of the Plan.

          (d) Each option may be exercised by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment in full (including applicable taxes, if any) in cash therefor. No option shall be exercised for less than the lesser of 50 shares or the full number of shares for which the option is then exercisable. No optionee shall have any rights to dividends or other rights of a stockholder with respect to shares subject to his or her option until he or she has given written notice of exercise of his or her option, paid in full for such shares and, if requested, given the representation described in paragraph 10 of the Plan.

          (e) If an optionee's employment by the Company or a subsidiary or if a director's directorship terminates by reason of such person's retirement, the optionee's option may thereafter be exercised to the extent to which it was exercisable at the time of retirement but may not be exercised after the expiration of the period of twelve months from the date of such termination of employment or directorship or of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within twelve months after such termination of employment or directorship, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under a last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is shorter.

          (f) If an optionee's employment by the Company or a subsidiary or if a director's directorship terminates by reason of permanent disability, the optionee's option may thereafter be exercised in full but may not be exercised after the expiration of the period of twelve months from the date of such termination of employment or directorship or of the stated period of the option, whichever period is the shorter; provided, however, that if the optionee dies within a period of twelve months after such termination of employment or directorship, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under a last will for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

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          (g)  If an optionee's employment by the Company or a subsidiary or if a director's directorship terminates by reason of the optionee's death, the optionee's option may thereafter be immediately exercised in full by the legal representative of the estate or by the legatee of the option under a last will, and for a period of twelve months from the date of the optionee's death or the expiration of the stated period of the option, whichever period is the shorter.

          (h) If an optionee's employment or if a director's directorship terminates for any reason other than death, retirement or permanent disability, the optionee's option shall thereupon terminate.

          (i) The option by its terms shall be personal and shall not be transferable by the optionee otherwise than by will or by the laws of descent and distribution. During the lifetime of an optionee, the option shall be exercisable only by the optionee, or by a duly appointed legal representative.

7.   Automatic Grant of Options to Directors

     Notwithstanding any other provision of the Plan, the grant of options hereunder to directors who are not also employees of the Company shall be subject to the following terms and conditions.

          (a) Immediately following each of the five consecutive Annual Meetings of the Stockholders of the Company beginning with the 1994 Annual Meeting, each director of the Company who is then incumbent and is not also an employee of the Company shall be granted a non-incentive stock option to purchase 1,000 shares of the Common Stock of the Company.

          (b) If, during the period beginning with the 1994 Annual Meeting and ending with the 1998 Annual Meeting, a person who is not also an employee of the Company is elected or appointed a director other than at an Annual Meeting, such person shall thereupon be granted a non-incentive stock option to purchase 1,000 shares of the Common Stock of the Company.

          (c) Each option granted to directors under this paragraph 7 shall be exercisable at an exercise price equal to 100% of the fair market value of the price of the Common Stock on the date of the grant, as determined in accordance with the second sentence of paragraph 6(a) hereof.

          (d) Each option granted to directors under this paragraph 7 shall be exercisable on and after the first anniversary of the date of grant.

          (e) Unless otherwise provided in the Plan, all provisions with respect to the terms of non-incentive stock options hereunder shall be applicable to stock options granted to directors.

          (f) The automatic grants described in this paragraph 7 shall constitute the only grants under the Plan permitted to be made to directors who are not also employees of the Company.

8.   Designation of Certain Options as Incentive Stock Options

     Options or portions of options granted to employees hereunder may, in the discretion of the Committee, be designated as "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). In addition to the terms and conditions contained in paragraph 6 hereof, options designated as incentive stock options shall also be subject to the condition that the aggregate fair market value (determined at the time the options are granted) of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company and its subsidiaries) shall not exceed $100,000.

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9.   Loans to Optionees

     The Company may make interest-free demand loans to holders of options which are not designated or qualified hereunder or by the Code as "incentive stock options" for the purpose of exercising such options and/or for the purpose of enabling optionees to pay any tax liability associated with the exercise of any such option. Such loans shall be fully secured by shares of Common Stock of the Company and shall in any event be repayable upon the termination of the optionee's employment or directorship with the Company for any reason. The Committee shall establish written procedures concerning the application for and making of such loans.

10.  Investment Representation

     Upon any distribution of shares of Common Stock of the Company pursuant to any provision of this Plan, the distributee may be required to represent in writing that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The certificates for such shares may include any legend which the Company deems appropriate to reflect any restrictions on transfers.

11.  Transfer, Leave of Absence, Etc.

     For the purpose of the Plan: (a) a transfer of an employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another, and
(b) a leave of absence, duly authorized in writing by the Company, shall not be deemed a termination of employment.

12.  Rights of Employees and Others

          (a) No person shall have any rights or claims under the Plan except in accordance with the provisions of the Plan.

          (b) Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

13.  Changes in Capital or Control

     If the outstanding Common Stock of the Company subject to the Plan shall at any time be changed or exchanged by declaration of a stock dividend, stock split, combination of shares, recapitalization, merger, consolidation or other corporate reorganization in which the Company is the surviving corporation, the number and kind of shares subject to this Plan and the option prices shall be approximately and equitably adjusted so as to maintain the option price thereof. Notwithstanding any other provision of the Plan, upon the occurrence of a Change in Control, as hereinafter defined, each holder of an unexpired option under the Plan shall have the right to exercise such option in whole or in part without regard to the date that such option would be first exercisable, except that no option may be exercised less than six months from the date of grant, and such right shall continue, with respect to any such holder whose employment with the Company or subsidiary or whose directorship on the Board of Directors terminates following a Change in Control, for a period ending on the earlier of the date of expiration of such option or the date which is twelve months after such termination of employment or directorship.

     For purposes of the Plan, a "Change in Control" of the Company shall be deemed to have occurred if:

          (a) any person, as such term is used in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended, becomes a beneficial owner (within the meaning of Rule 13d-3 under such Act) of 20% or more of the Company's outstanding Common Stock;

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          (b)  there occurs within any period of two consecutive years any change in the directors of the Company such that the members of the Company's Board of Directors prior to such change do not constitute a majority of the directors after giving effect to all changes during such two-year period unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

          (c) the Company is merged, consolidated or reorganized into or with, or sells all or substantially all of its assets to, another corporation or other entity, and immediately after such transaction less than 80% of the voting power of the then-outstanding securities of such corporation or other entity immediately after such transaction is held in the aggregate by holders of the Company's Common Stock immediately before such transaction.

In addition, if the Company enters into an agreement or series of agreements or the Board of Directors of the Company adopts a resolution which results in the occurrence of any of the foregoing events, and the employment or directorship of a holder of an option under the Plan is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of any of the events described above, a Change in Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.

14.  Use of Proceeds

     Proceeds from the sale of shares pursuant to options granted under this Plan shall constitute general funds of the Company.

15.  Amendments

     The Board of Directors may discontinue the Plan and the Committee may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

     (a) Except as provided in paragraph 13 of the Plan, increase the total number of shares reserved for the purposes of the Plan;

     (b) Decrease the option price of an option to less than 100% of the fair market value on the date of the granting of the option;

     (c)  Extend the duration of the Plan; or

     (d)  Amend or modify paragraph 7 of the Plan.8


Neither shall any amendment, alteration or discontinuation impair the rights of any holder of an option theretofore granted without the optionee's consent; provided, however, that if the Committee after consulting with management of the Company determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Company's financial statements because of the fact that options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding options to which such adverse effect is attributed and the holders of such options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such options.

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                             STOCK OPTION AGREEMENT
                                   PURSUANT TO
                           FEDERAL EXPRESS CORPORATION
                            1993 STOCK INCENTIVE PLAN


     A STOCK OPTION for a total of ________ shares of Common Stock, par value $.10 per share, of Federal Express Corporation, a Delaware corporation (the "Company"), is hereby granted to _____________________ (the "Optionee"), at the price determined as provided herein, and in all respects subject to the terms, definitions and provisions of the Company's 1993 Stock Incentive Plan (the "Plan"), which is incorporated herein by reference.

     1. OPTION PRICE. The option price is $________ for each share, being one hundred percent (100%) of the fair market value, as determined by the Committee, of the Common Stock on the date of grant of this Option.

     2. EXERCISE OF OPTION. This Option shall be exercisable in accordance with provisions of Section 6 of the Plan as follows:

          (i) SCHEDULE OF RIGHTS TO EXERCISE. Twenty percent (20%) after one year from the date of grant; forty percent (40%) after two years; sixty percent (60%) after three years; eighty percent (80%) after four years; and one hundred percent (100%) after five years.

         (ii) METHOD OF EXERCISE. This Option shall be exercisable by a written notice which shall:

          (a) state the election to exercise the Option, the number of shares in respect of which it is being exercised, the person in whose name the stock certificate or certificates for such shares of Common Stock is to be registered and the address and Social Security Number of such person (or if more than one, the names, addresses and Social Security Numbers of such persons);

          (b) contain such representations and agreements as to the holder's investment intent with respect to such shares of Common Stock as may be satisfactory to the Company's counsel;

          (c) be signed by the person or persons entitled to exercise the Option and, if the Option is being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel for the Company, of the right of such person or persons to exercise the Option; and

          (d) be in writing and delivered in person or by first class or interdepartmental mail to the President of the Company or his designee.

Payment of the purchase price of any shares with respect to which the Option is being exercised shall be by certified or bank cashier's check.

        (iii) RESTRICTIONS ON EXERCISE. This Option may not be exercised if the issuance of the shares upon such exercise would constitute a violation of any applicable federal or state securities or other law or regulation. As a condition to the exercise of this Option, the Company may require the person exercising this Option to make any representation and warranty to the Company as may be required by any applicable law or regulation.

     3. DESIGNATION OF CERTAIN OPTION SHARES AS INCENTIVE STOCK OPTIONS. The maximum number of option shares granted hereunder are (as permitted by Section 7 of the Plan) hereby designated incentive stock options, as that term is defined in Section 422(b) of the Internal Revenue Code (the "ISO Shares").

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Pursuant to the exercise schedule as provided in Section 2(i) of this Agreement, the number of ISO Shares and non-qualified option shares ("NQO Shares") exercisable on and after the anniversaries described in such Section 2(i) shall be as set forth in the table below; provided, however, that if pursuant to any provision of the Plan or amendment to this Agreement any of the option shares hereby granted become exercisable sooner than as provided in Section 2(i) hereof, then the number of option shares that may be ISO Shares shall, notwithstanding the table below, be limited to the quotient obtained by with respect to any calendar year during which they are first exercisable shall, notwithstanding the table below, be limited to the quotient obtained by dividing $100,000 by the option price set forth in Section 1 hereof.

          Anniversary of
            Grant Date                  ISO Shares               NQO Shares
          --------------                ----------               ----------




          (i) NOTICE TO COMPANY OF DISPOSITION OF ISO SHARES. Optionee agrees that, in the event the Optionee disposes of any of the ISO Shares within one year after the date of exercise of the option to purchase same, the Optionee will promptly notify the Company of such disposition. Such notice shall be in writing and shall specify (i) the number of ISO Shares so disposed of, (ii) the price paid for such shares by the Optionee upon the exercise of the option, and
(iii) the price or other consideration received for such shares. All certificates for Common Stock issued upon the exercise of an option to purchase ISO Shares shall bear such legend or other distinctive impression, as determined by the Committee, as will notify the transfer agent of such stock to advise the Company of the disposition of ISO Shares within one year after the issuance thereof.

     4. TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of this Option shall be binding upon the heirs, personal representatives and successors of the Optionee.

     5. TERM OF OPTION. This Option may not be exercised more than ten (10) years from the date of grant of this Option, as set forth below, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

     6. OPTIONEE ACKNOWLEDGMENT. Optionee acknowledges receipt of a copy of the Plan, which is annexed hereto, and represents that such Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions arising under the Plan or this Option.

     Date of Grant:  ___________________.


                                        FEDERAL EXPRESS CORPORATION


                                        By:________________________
                                           CHAIRMAN, PRESIDENT AND
                                           CHIEF EXECUTIVE OFFICER


                                        ___________________________
                                        OPTIONEE